UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2013

FNB United Corp.
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
	150 South Fayetteville Street, Asheboro, North Carolina	27203
	(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (336) 626-8300
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On June 28, 2013, FNB United Corp., Asheboro, North Carolina (the “Company”) (NASDAQ: FNBN), announced that, effective July 1, 2013, its name will change to CommunityOne Bancorp and its stock symbol will change from “FNBN” to “COB.” The change in name had been approved by the shareholders at its annual meeting of shareholders held on June 20, 2013. A copy of the press release announcing the name and stock symbol changes is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 28, 2013, announcing the change in corporate name and stock symbol.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 28, 2013 (Date)	FNB United Corp. (Registrant)
/s/ David L. Nielsen David L. Nielsen Chief Financial Officer